SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  October 10, 1995




                 NATIONAL CONVENIENCE STORES INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




          Delaware                 1-7936           74-1361734
----------------------------   ------------     -------------------
(State or other jurisdiction   (Commission         (IRS Employer
    of incorporation)          File Number)     Identification No.)


       100 Waugh Drive
        Houston, Texas                                77007
---------------------------------------             ---------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (713) 863-2200

Item 5.   Other Events.

     National Convenience Stores Incorporated (the "Company") gave notice in July 1995 to Affiliated Computer Services, Inc. ("ACS") that the Company had decided not to renew a 1992 contract between it and ACS relating to automatic teller machines ("ATMs") in certain of the Company's stores because of the Company's dissatisfaction with ACS' performance under the contract. Subsequently, ACS claimed that the Company's notice of non-renewal was somehow ineffective or improper and made various other claims. As a result, the Company filed a declaratory judgment action that the 1992 contract does not obligate the Company to provide ACS with an opportunity to review and match a proposal by NationsBank of Texas, N.A., with which the Company has entered into an ATM agreement, and that ACS -- regardless of any proposal that ACS makes -- is not entitled to continue its relationship with the Company beyond December 1, 1995.

     On October 10, 1995, ACS filed an answer and a counterclaim alleging that NCS had breached the 1992 contract with ACS and seeking unspecified damages alleged to be "comprised, at a minimum, of the millions of dollars of profit ACS would have derived from a contract" with the Company on the terms agreed to by NationsBank of Texas, N.A.

     The foregoing description of this matter is qualified in its entirety by reference to the Company's Original Petition for Declaratory Judgment and ACS' Original Answer and Counterclaim, copies of which are filed as exhibits hereto and are incorporated herein by this reference.

     The Company believes that it will prevail in this matter and therefore that the matter will not have a material adverse effect on the Company's business, financial condition or results of operations.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

Exhibit 99.1 Original Petition for Declaratory Judgment, National Convenience Stores Incorporated v. Affiliated Computer Services, Inc., No. 95-9517 in the 101st Judicial District Court, Dallas County, Texas.

Exhibit 99.2 Original Answer and Counterclaim, National Convenience Stores Incorporated v. Affiliated Computer Services, Inc., No. 95-9517 in the 101st Judicial District Court, Dallas County, Texas.

                             S I G N A T U R E

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATIONAL CONVENIENCE STORES
                                INCORPORATED



Dated: October 30, 1995       By:         /s/  A.J. Gallerano
                                 __________________________________________
                                   A. J. Gallerano
                                   Senior Vice President, General Counsel
                                     and Secretary

                               EXHIBIT INDEX

Exhibit                                                           Page
Number                        Description                         Number

99.1         Original Petition for Declaratory
             Judgment, National Convenience Stores
             Incorporated v. Affiliated Computer
             Services, Inc., No. 95-9517 in the
             101st Judicial District Court, Dallas
             County, Texas.

99.2         Original Answer and Counterclaim,
             National Convenience Stores
             Incorporated v. Affiliated Computer
             Services, Inc., No. 95-9517 in the
             101st Judicial District Court, Dallas
             County, Texas.